ALPS ETF TRUST

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

(the “Fund”)

Supplement dated November 8, 2019 to the Summary Prospectus, Prospectus and Statement of
additional information (“SAI”) for the Fund, each dated March 31, 2019, as supplemented

Effective prior to the commencement of trading on November 11, 2019 (the “Effective Date”), the name of the Fund’s underlying index will change from the NYSE® Select Sector Equal Weight Index (ticker symbol NYXLEW) to the NYSE® Equal Sector Weight Index (ticker symbol NYXLEW).

Therefore, all references to the NYSE® Select Sector Equal Weight Index (ticker symbol NYXLEW) in the Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with references to the NYSE® Equal Sector Weight Index (ticker symbol NYXLEW) as of the Effective Date.

Neither the index methodology nor the rules of the Fund’s underlying index will change.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE